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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 15, 1995

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                         GOODRICH PETROLEUM CORPORATION

             (Exact name of registrant as specified in its charter)

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         DELAWARE                      33-58631                 76-0466913
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


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5847 SAN FELIPE, SUITE 700, HOUSTON, TEXAS                           77057
                                                                  (Zip Code)

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      Registrant's telephone number, including area code: (713) 780-9494
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ITEM 2.  COMBINATION, ACQUISITION OR DISPOSITION OF ASSETS.

         On August 15, 1995, the transactions contemplated by the Agreement and Plan of Merger (the "Agreement") among Patrick Petroleum Company ("Patrick"), La/Cal Energy Partners ("La/Cal"), Goodrich Petroleum Corporation (the "Company" or "Goodrich"), and Goodrich Acquisition, Inc. ("Goodrich Acquisition") were completed. The Agreement provided for a combination of Patrick and La/Cal, as a result of which the businesses previously conducted by Patrick and La/Cal are now conducted by the Company, which is a Delaware corporation recently formed for the purpose of consummating such transactions, and its subsidiaries. The combination of Patrick and La/Cal was effected primarily by two concurrent transactions: (a) the contribution by La/Cal (the "Asset Transfer") of all of its assets and liabilities (excluding cash and accounts receivable accrued prior to March 1, 1995, and interest thereon) to the Company in exchange for 19,765,226 shares of the Company's common stock (the "Common Stock"); and (b) the merger of Goodrich Acquisition with and into Patrick (the "Merger") whereby (i) each outstanding share of Patrick common stock ("Patrick Common Stock") was converted into one share of Common Stock;
(ii) each outstanding share of Patrick Series B Convertible Preferred Stock ("Patrick Preferred Stock") was converted into one share of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"); and (iii) Patrick, the surviving corporation in the Merger, became a wholly-owned subsidiary of the Company. The Preferred Stock has substantially the same rights, preferences, qualifications and restrictions as the Patrick Preferred Stock and is convertible into shares of Common Stock.

         The Merger Agreement and press release announcing the consummation of the Merger are filed as Exhibits 2.1 and 99.2 hereto, respectively, and are specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

                 It was impracticable to provide the required historical financial information for La/Cal by the date this Report was filed with the Securities and Exchange Commission (the "Commission"). Goodrich will provide such information under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date this Report was required to be filed with the Commission. The required historical financial information for Patrick was filed by Patrick in its quarterly report on Form 10-Q for the six months ended June 30, 1995 and such financial information is hereby incorporated by reference herein.

         (b)     PRO FORMA FINANCIAL INFORMATION:

                 It was impracticable to provide the required pro forma financial information by the date this Report was filed with the Commission and the required information was not





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         available on such date.  Goodrich will provide such information under cover of Form 8-K/A as soon as practicable, but in any event not later than 60 days after the date this Report was required to be filed with the Commission.

         (c)     EXHIBITS:

         2.1 Agreement and Plan of Merger among Patrick Petroleum Company, La/Cal Energy Partners, Goodrich Petroleum Corporation, and Goodrich Acquisition, Inc. dated as of March 10, 1995 (Incorporated by reference to Appendix I to the Registration Statement on Form S-4 (file number 33-58631) of Goodrich Petroleum Corporation).

         2.2 Amendment No. 1 to the Agreement and Plan of Merger among Patrick Petroleum Company, La/Cal Energy Partners, Goodrich Petroleum Corporation and Goodrich Acquisition, Inc. dated as of June 12, 1995 (Incorporated by reference to Appendix I to the Registration Statement on Form S-4 (file number 33-58631) of Goodrich Petroleum Corporation).

         99.1 Prospectus of Goodrich Petroleum Corporation; Patrick Petroleum Company and La/Cal Energy Partners Joint Proxy Statement dated June 16, 1995 (Incorporated by reference to Part I of the Registration Statement on Form S-4 (file number 33-58631) of Goodrich Petroleum Corporation).

         99.2             Press Release of Goodrich dated August 15, 1995.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GOODRICH PETROLEUM CORPORATION



                                       By: /s/WALTER G. GOODRICH
                                          --------------------------------------
                                           Walter G. Goodrich
                                           President and Chief Executive Officer


Dated:  August 15, 1995





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION OF EXHIBITS
------                                -----------------------
  2.1             Agreement and Plan of Merger among Patrick Petroleum Company,
                  La/Cal Energy Partners, Goodrich Petroleum Corporation, and
                  Goodrich Acquisition, Inc. dated as of March 10, 1995
                  (Incorporated by reference to Appendix I to the Registration
                  Statement on Form S-4 (file number 33-58631) of Goodrich
                  Petroleum Corporation.)

  2.2             Amendment No. 1 to the Agreement and Plan of Merger among
                  Patrick Petroleum Company, La/Cal Energy Partners, Goodrich
                  Petroleum Corporation and Goodrich Acquisition, Inc. dated as of June 12, 1995 (Incorporated by reference to Appendix I to the Registration Statement on Form S-4 (file number 33-58631) of Goodrich Petroleum Corporation.)

 99.1             Prospectus of Goodrich Petroleum Corporation; Patrick Petroleum
                  Company and La/Cal Energy Partners Joint Proxy Statement dated
                  June 16, 1995 (Incorporated by reference to Part I of the
                  Registration Statement on Form S-4 (file number 33-58631) of
                  Goodrich Petroleum Corporation).

 99.2             Press Release of Goodrich dated August 15, 1995.